UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
 ____________________________________________
FORM 8-K
 _____________________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 31, 2019
____________________________________________
LYONDELLBASELL INDUSTRIES N.V.
(Exact Name of Registrant as Specified in Charter)
 ____________________________________________

The Netherlands	001-34726	98-0646235
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1221 McKinney St. Suite 300 Houston, Texas USA 77010	4th Floor, One Vine Street London W1J0AH The United Kingdom	Delftseplein 27E 3013 AA Rotterdam The Netherlands
(Addresses of principal executive offices)

(713) 309-7200	+44 (0)207 220 2600	+31 (0)10 275 5500
(Registrant’s telephone numbers, including area codes)
(Former Name or Former Address, if Changed Since Last Report)
_____________________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act

Title of Each Class	Trading Symbol	Name of Each Exchange On Which Registered
Ordinary Shares, €0.04 Par Value	LYB	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company  ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02     Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
Amendment to Long Term Incentive Plan
As also discussed under Item 5.07 below, at the annual general meeting of shareholders of LyondellBasell Industries N.V. (the “Company”) held on May 31, 2019 (the “2019 Annual Meeting”), the Company’s shareholders approved amendments to the LyondellBasell Industries Long Term Incentive Plan (the “Plan”). The amendments (i) remove the expiration date of the Plan so that it continues as long as shares remain available for issuance, (ii) explicitly prohibit the repurchase or cancellation of underwater options and (iii) provide a minimum vesting period of one year to awards granted under the Plan, subject to certain exceptions. A description of the Plan, including the proposed amendments, is set forth in the Company’s definitive proxy statement for the 2019 Annual Meeting, filed with the Securities and Exchange Commission on April 9, 2019 and supplemented on May 9, 2019 (as supplemented, the “Proxy Statement”).
The foregoing description and summary of the Plan contained in the Proxy Statement do not purport to be complete and are qualified in their entirety by reference to the full text of the Plan, as amended, attached hereto as Exhibit 10.1. The summary and full text of the plan are each incorporated herein by reference.
CFO Retirement
On May 31, 2019, the Company announced that Thomas Aebischer, Executive Vice President and Chief Financial Officer of the Company, has decided to retire on December 31, 2019. Mr. Aebischer and Lyondell Chemical Company, a subsidiary of the Company, have entered into an employment transition agreement which provides for an orderly transition of his duties and responsibilities and sets forth the terms of his continued employment through December 31, 2019 (the “Employment Transition Agreement”).
The Employment Transition Agreement provides Mr. Aebischer $250,000 on his retirement, and an additional $250,000 to be paid in 12 equal monthly installments following his retirement, subject to the Company and Mr. Aebischer entering into a release and waiver, containing customary confidentiality, cooperation, non-competition, non-solicitation and non-disparagement provisions.
Finally, the Employment Transition Agreement confirms Mr. Aebischer’s general rights on retirement.
The foregoing description of the Employment Transition Agreement does not purport to be complete and is qualified in its entirety by reference to the complete text of the Employment Transition Agreement, a copy of which the Company expects to file with its Quarterly Report on Form 10-Q for its quarter ended June 30, 2019.

Item 5.07	Submission of Matters to a Vote of Security Holders.
At the 2019 Annual Meeting held on May 31, 2019, shareholders representing 300,571,712 shares of the Company, or approximately 81.2% of shares entitled to vote at the meeting, were present in person or by proxy. The Company’s shareholders voted on and approved each of the matters set forth below.
Proposal 1
The election of 12 director nominees to serve as members of the board of directors of the Company until the annual general meeting of shareholders in 2020 was approved based on the following votes:

	FOR	AGAINST	WITHHOLD	BROKER NON-VOTES
Jacques Aigrain	267,106,451	2.075519	202,525	31,187,217
Lincoln Benet	267,135,478	2,048,452	200,565	31,187,217
Jagjeet Bindra	268,786,624	402,577	195,294	31,187,217
Robin Buchanan	267,309,569	1,880,900	194,026	31,187,217
Stephen Cooper	268,844,874	341,487	198,134	31,187,217
Nance Dicciani	265,799,018	3,331,271	254,206	31,187,217
Claire Farley	268,784,286	351,734	248,475	31,187,217
Isabella Goren	268,754,694	383,686	246,115	31,187,217
Michael Hanley	263,430,140	5,754,643	199,712	31,187,217
Albert Manifold	268,840,736	348,612	195,147	31,187,217
Bhavesh (Bob) Patel	268,822,915	368,360	193,220	31,187,217
Rudy van der Meer	257,079,769	12,062,025	242,701	31,187,217
Proposal 2
The discharge from liability of the executive director and members of the prior Management Board was approved based on the following votes:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
267,313,918	1,085,854	984,723	31,187,217
Proposal 3
The discharge from liability of the non-executive directors and members of the prior Supervisory Board was approved based on the following votes:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
267,322,558	1,081,143	980,794	31,187,217
Proposal 4
The adoption of the Company’s Dutch statutory annual accounts for the year ended December 31, 2018 (the “2018 Annual Accounts”) was approved based on the following votes:

FOR	AGAINST	ABSTAIN
299,420,377	263,397	887,938
Proposal 5
The appointment of PricewaterhouseCoopers N.V. as the auditor of the Company’s Dutch statutory annual accounts for the year ending December 31, 2019 was approved based on the following votes:

FOR	AGAINST	ABSTAIN
297,981,731	2,319,915	270,066
Proposal 6
The ratification of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for 2019 was approved based on the following votes:

FOR	AGAINST	ABSTAIN
297,615,869	2,683,323	272,520
Proposal 7
An advisory resolution approving the compensation of the Company’s Named Executive Officers was approved based on the following votes:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
253,829,619	15,219,241	335,635	31,187,217

Proposal 8
The ratification and approval of the dividends paid in respect of the 2018 Annual Accounts was approved based on the following votes:

FOR	AGAINST	ABSTAIN
300,251,506	105,003	215,203
Proposal 9
The authorization of the Board to repurchase up to 10% of the Company’s outstanding shares, at prices ranging from the nominal value of the shares up to 110% of the market price for the shares, until November 30, 2020 was approved based on the following votes:

FOR	AGAINST	ABSTAIN
299,305,011	399,917	866,784
Proposal 10
The amendment and extension of the LyondellBasell Industries Long Term Incentive Plan was approved based on the following votes:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
262,499,058	6,598,177	287,260	31,187,217

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

10.1	LyondellBasell Industries Long Term Incentive Plan.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

LYONDELLBASELL INDUSTRIES N.V.

Date:	May 31, 2019	By:	/s/ Jeffrey A. Kaplan
Jeffrey A. Kaplan
Executive Vice President